UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22902
                                                    -----------

                First Trust New Opportunities MLP & Energy Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         10 Westport Road, Suite C101a
                                Wilton, CT 06897
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2016
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                       NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                              FOR THE YEAR ENDED
                                                                OCTOBER 31, 2016


ENERGY INCOME PARTNERS, LLC                                          FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             First Trust New Opportunities MLP & Energy Fund (FPL)
                                 Annual Report
                                October 31, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Registered Public Accounting Firm.....................  22
Additional Information......................................................  23
Board of Trustees and Officers..............................................  28
Privacy Policy..............................................................  30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust New Opportunities MLP & Energy Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             First Trust New Opportunities MLP & Energy Fund (FPL)
                    Annual Letter from the Chairman and CEO
                                October 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust New Opportunities MLP & Energy
Fund.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

Early in 2016, many investors were concerned that the volatility witnessed in the stock market in 2015 would continue, and it did. During the first six months of the year, one of the events that affected the global markets was the "Brexit" vote (where citizens in the UK voted to leave the European Union). Just a few days after the historic vote, the global equity markets rebounded to close June 30, 2016 at a combined market capitalization of $62 trillion. As of October 31, 2016, the S&P 500(R) Index was up 5.87% calendar year-to-date, according to Bloomberg. From October 30, 2015 through October 31, 2016, the S&P 500(R) Index was also in positive territory at 4.51%. The last few months have had investors keenly watching the presidential election in anticipation of the outcome of the vote and its effect on the stock market and economy. I will discuss that more in my next letter.

The current bull market (measuring from March 9, 2009 through October 31, 2016) is the second longest in history. First Trust believes that having a long-term investment horizon and investing in quality products can help you reach your goals, regardless of ups and downs in the market. We strive to provide quality investment products, which has been one of the hallmarks of our firm since its inception more than 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
"AT A GLANCE"
October 31, 2016 (Unaudited)

-------------------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FPL
Common Share Price                                                      $12.81
Common Share Net Asset Value ("NAV")                                    $12.92
Premium (Discount) to NAV                                                (0.85)%
Net Assets Applicable to Common Shares                            $307,919,253
Current Monthly Distribution per Common Share (1)                      $0.1050
Current Annualized Distribution per Common Share                       $1.2600
Current Distribution Rate on Closing Common Share Price (2)               9.84%
Current Distribution Rate on NAV (2)                                      9.75%

--------------------------------------------------------
    COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
            Common Share Price     NAV
 10/15            13.86           14.65
                  13.26           14.18
                  12.01           13.14
                  11.93           13.08
 11/15            11.72           13.01
                  10.50           11.20
                   9.39           10.49
                  10.00           10.40
                  11.42           11.74
 12/15            10.77           11.64
                  10.34           10.85
                   8.67            9.71
                   9.02           10.01
 1/16             10.10           10.63
                  10.22           10.43
                   8.89            9.41
                  10.14           10.23
 2/16             10.51           10.66
                  11.71           11.18
                  11.65           11.19
                  12.08           11.65
 3/16             11.97           11.20
                  11.69           11.03
                  11.58           11.18
                  11.55           11.38
                  13.12           12.28
 4/16             13.14           12.44
                  12.58           12.13
                  12.38           12.21
                  12.70           12.57
 5/16             12.95           12.49
                  13.12           12.77
                  12.90           12.80
                  12.85           12.74
 6/16             13.08           12.92
                  14.18           13.16
                  14.17           13.16
                  13.92           13.47
                  14.20           13.54
 7/16             13.82           13.49
                  13.51           13.19
                  13.59           13.36
                  13.67           13.33
 8/16             13.23           13.11
                  13.12           13.13
                  13.30           13.03
                  12.88           12.76
                  13.41           13.35
 9/16             13.66           13.41
                  13.07           13.03
                  13.05           13.17
                  13.22           13.33
                  12.97           12.98
 10/16            12.81           12.92


----------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------
                                                                                    Average Annual
                                                                                     Total Return
                                                                 1 Year Ended     Inception (3/26/14)
                                                                   10/31/16           to 10/31/16
FUND PERFORMANCE (3)
NAV                                                                 -1.54%              -6.74%
Market Value                                                         3.04%              -8.69%

INDEX PERFORMANCE
S&P 500(R) Index                                                     4.51%               7.67%
Alerian MLP Total Return Index                                      -1.80%              -9.05%
Wells Fargo Midstream MLP Total Return Index                        -2.33%              -5.91%
----------------------------------------------------------------------------------------------------


--------------------------------------------------------
                                             % OF TOTAL
INDUSTRY CLASSIFICATION                      INVESTMENTS
--------------------------------------------------------
Pipelines                                       74.7%
Electric Power                                  14.2
Propane                                          4.9
Coal                                             4.6
Other                                            0.6
Natural Gas Utility                              0.5
Gathering & Processing                           0.5
--------------------------------------------------------
                                 Total         100.0%
                                               ======

--------------------------------------------------------
                                             % OF TOTAL
TOP 10 HOLDINGS                              INVESTMENTS
--------------------------------------------------------
Enterprise Products Partners, L.P.              10.4%
Enbridge Energy Partners, L.P.                   6.5
Magellan Midstream Partners, L.P.                6.3
Plains All American Pipeline, L.P.               6.0
Spectra Energy Partners, L.P.                    6.0
TransCanada Corp.                                5.9
EQT Midstream Partners, L.P.                     4.4
Alliance Resource Partners, L.P.                 3.9
ONEOK Partners, L.P.                             3.7
Holly Energy Partners, L.P.                      3.7
--------------------------------------------------------
                                 Total          56.8%
                                               ======

(1) Most recent distribution paid or declared through 10/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $5.3 billion of assets as of October 31, 2016. Private funds advised by EIP include a partnership for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust New Opportunities MLP & Energy Fund ("FPL" or the "Fund"), an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is registered as an investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - CO-PORTFOLIO MANAGER, FOUNDER AND CEO OF ENERGY
   INCOME PARTNERS, LLC
EVA PAO - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC
JOHN TYSSELAND - CO-PORTFOLIO MANAGER, PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in MLP and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (collectively the "MLP benchmarks"), the total return for energy-related MLP benchmarks over the fiscal year ended October 31, 2016 was -1.80% and -2.33%, respectively. For AMZX, these returns reflect a positive 7.53% from distribution payments, while the remaining returns are due to share price depreciation. For WCHWMIDT, these returns reflect a positive 7.10% from distribution payments, while the remaining returns are due to share price depreciation. These return figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term such share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged about 2.3% annually over the last 10 years(1). The cash distributions of MLPs, as represented by the AMZX, decreased by about 11.6% over the last 12 months(1).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of -1.54%, including the reinvestment of dividends, for the fiscal year ended October 31, 2016(2). This compares, according to collected data, to a total return of 4.51% for the S&P 500(R) Index, -1.80% for AMZX and -2.33% for WCHWMIDT. On a market value basis, the Fund had a total return, including the reinvestment of dividends, of 3.04% for the fiscal year ended October 31, 2016. At the end of the period, the Fund was priced at $12.81, while the NAV was $12.92, a discount of 0.85%. On October 31, 2015, the Fund was priced at $13.86, while the NAV was $14.63, a discount of 5.26%.

The Fund maintained its regular monthly Common Share distribution of $0.105 for the fiscal year ended October 31, 2016.

-----------------------------

(1)   Source: Alerian Capital Management, EIP calculations.

(2) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                 ANNUAL REPORT
                          OCTOBER 31, 2016 (UNAUDITED)

For the fiscal year ended October 31, 2016, the Fund's NAV outperformed the -2.07% average of the MLP benchmarks by 53 basis points. We believe our adherence to a strategy of owning non-cyclical energy infrastructure companies in North America with high dividend payout ratios across a number of diverse asset classes has helped the Fund outperform its benchmarks. We believe the MLP structure and a high payout ratio are only suitable for a narrow set of long-lived assets that have stable non-cyclical cash flows, such as regulated pipelines or other infrastructure assets that are legal or natural monopolies.

Two important factors that can affect the return of the Fund, relative to the average of the MLP benchmarks, are the Fund's accrual for taxes and use of financial leverage through a line of credit. The Fund established a committed facility agreement with BNP Paribas Prime Brokerage Inc. with a current maximum commitment amount of $180,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes. Leverage had a negative impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

MLPs continue to play an integral role in the restructuring of diversified energy conglomerates. This restructuring includes the creation by the diversified conglomerates that are the parent companies of MLPs that contain assets such as pipelines and storage terminals. It also includes the divestiture by some of these parent companies of most or all of their cyclical businesses, leaving the parent company looking very similar to an old-fashioned pipeline utility with a large holding in a subsidiary MLP. We believe these diversified energy conglomerates are restructuring so their regulated infrastructure assets with predictable cash flows may be better valued by the market. In our opinion, the result is a better financing tool to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production. This phenomenon has spread to the power utility industry but instead of spinning out an MLP, diversified power companies are spinning out a regular "C" corporation with a higher dividend payout ratio (relative to earnings).

From January 1, 2016 through October 31, 2016, the MLP asset class experienced one IPO that raised $0.3 billion compared to nine IPOs that raised $4.9 billion during the same time period in 2015. Reduced activity may be attributed to weak MLP equity markets as many indexes were down sharply during the trailing 12 months. From January 1, 2016 through October 31, 2016, total MLP equity issuance was down 33% to $10.9 billion compared to $16.2 billion over the same time period of 2015. Total MLP debt transactions were down 48% to $18.9 billion from January 1, 2016 through October 31, 2016, which compares to $36.4 billion over the same time period in 2015. (Barclays MLP Weekly)

The Fund continues to seek to invest primarily in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most or all of an energy infrastructure company's free cash flow.

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2016

   SHARES/
    UNITS                                 DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
MASTER LIMITED PARTNERSHIPS - 92.5%

               Chemicals - 0.1%
       18,000  Westlake Chemical Partners, L.P. (a).............................  $         379,800
                                                                                  -----------------

               Gas Utilities - 5.8%
      223,152  AmeriGas Partners, L.P. (a)......................................         10,655,508
      226,493  Suburban Propane Partners, L.P. (a)..............................          7,290,810
                                                                                  -----------------
                                                                                         17,946,318
                                                                                  -----------------

               Independent Power and Renewable Electricity Producers - 2.6%
       27,300  Brookfield Renewable Energy Partners, L.P. (CAD) (a).............            833,064
      256,160  NextEra Energy Partners, L.P. (a) (b)............................          7,005,976
                                                                                  -----------------
                                                                                          7,839,040
                                                                                  -----------------

               Oil, Gas & Consumable Fuels - 84.0%
       95,001  Alliance Holdings GP, L.P. (a)...................................          2,884,230
      620,602  Alliance Resource Partners, L.P. (a).............................         15,515,050
      129,100  Buckeye Partners, L.P. (a).......................................          8,332,114
      291,700  Columbia Pipeline Partners, L.P. (a).............................          4,667,200
    1,056,003  Enbridge Energy Partners, L.P. (a)...............................         26,030,474
    1,658,364  Enterprise Products Partners, L.P. (a)...........................         41,857,107
      234,200  EQT Midstream Partners, L.P. (a).................................         17,534,554
      486,517  Holly Energy Partners, L.P. (a)..................................         14,863,094
      378,542  Magellan Midstream Partners, L.P. (a)............................         25,449,379
      113,933  NGL Energy Partners, L.P. (a)....................................          2,028,008
      375,738  ONEOK Partners, L.P. (a).........................................         14,931,828
       22,000  Phillips 66 Partners, L.P........................................            972,400
      799,600  Plains All American Pipeline, L.P. (a)...........................         24,275,856
        9,100  Shell Midstream Partners, L.P. (a)...............................            246,883
      562,800  Spectra Energy Partners, L.P. (a)................................         23,997,792
      149,484  Tallgrass Energy Partners, L.P. (a)..............................          6,761,161
      274,750  TC PipeLines, L.P. (a)...........................................         14,330,960
       48,400  TransMontaigne Partners, L.P. (a)................................          1,888,568
      337,723  Williams Partners, L.P. (a)......................................         12,097,238
                                                                                  -----------------
                                                                                        258,663,896
                                                                                  -----------------
               TOTAL MASTER LIMITED PARTNERSHIPS................................        284,829,054
               (Cost $283,872,026)                                                -----------------

COMMON STOCKS - 37.3%

                Electric Utilities - 10.1%
       66,522   American Electric Power Co., Inc. (a)...........................          4,313,287
       76,500   Duke Energy Corp. (a)...........................................          6,121,530
       60,400   Emera, Inc. (CAD) (a)...........................................          2,106,547
       77,300   Eversource Energy (a)...........................................          4,256,138
      287,103   Exelon Corp. (a)................................................          9,781,599
       17,022   Fortis, Inc. (CAD) (a)..........................................            560,293
        3,725   Hydro One Ltd. (CAD) (a) (c)....................................             67,957
        9,400   NextEra Energy, Inc. (a)........................................          1,203,200
       34,043   Southern (The) Co. (a)..........................................          1,755,598


                        See Notes to Financial Statements                 Page 5

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

   SHARES                                 DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
COMMON STOCKS (Continued)

               Electric Utilities (Continued)
       18,365  Xcel Energy, Inc.................................................  $         763,066
                                                                                  -----------------
                                                                                         30,929,215
                                                                                  -----------------

               Gas Utilities - 1.3%
        5,100  Atmos Energy Corp. (a)...........................................            379,389
       27,500  Chesapeake Utilities Corp. (a)...................................          1,761,375
       40,908  UGI Corp. (a)....................................................          1,893,631
                                                                                  -----------------
                                                                                          4,034,395
                                                                                  -----------------

               Multi-Utilities - 5.4%
       48,801  CMS Energy Corp..................................................          2,056,962
       61,100  National Grid PLC, ADR (a).......................................          3,997,162
      135,081  Public Service Enterprise Group, Inc. (a)........................          5,684,209
       27,629  SCANA Corp. (a)..................................................          2,026,863
       27,424  Sempra Energy....................................................          2,937,110
                                                                                  -----------------
                                                                                         16,702,306
                                                                                  -----------------

               Oil, Gas & Consumable Fuels - 20.5%
      267,701  Enbridge Income Fund Holdings, Inc. (CAD) (a)....................          6,793,814
       81,600  Enbridge, Inc. (a)...............................................          3,522,672
      210,700  Inter Pipeline, Ltd. (CAD) (a)...................................          4,368,573
      215,204  Keyera Corp. (CAD) (a)...........................................          6,459,489
      244,528  Kinder Morgan, Inc. (a)..........................................          4,995,707
       53,000  ONEOK, Inc. (a)..................................................          2,566,790
       83,000  Spectra Energy Corp..............................................          3,470,230
      521,200  TransCanada Corp. (a)............................................         23,599,936
      252,600  Williams (The) Cos., Inc. (a)....................................          7,375,920
                                                                                  -----------------
                                                                                         63,153,131
                                                                                  -----------------
               TOTAL COMMON STOCKS..............................................        114,819,047
               (Cost $108,829,709)                                                -----------------

REAL ESTATE INVESTMENT TRUSTS - 1.0%

               Equity Real Estate Investment Trusts - 1.0%
       45,318  CorEnergy Infrastructure Trust, Inc..............................          1,227,212
      114,136  InfraREIT, Inc. (a)..............................................          1,896,940
                                                                                  -----------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS..............................          3,124,152
               (Cost $4,097,776)                                                  -----------------

               TOTAL INVESTMENTS - 130.8%.......................................        402,772,253
               (Cost $396,799,511) (d)                                            -----------------


  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN - (0.6%)
               American Electric Power Co., Inc. Call
          400  @ $65.00 due November 2016.......................................            (34,000)
                                                                                  -----------------
               Enbridge Energy Partners, L.P. Call
        6,300  @  30.00 due April 2017 (e)......................................           (283,500)
                                                                                  -----------------


Page 6                  See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN (Continued)

               Enbridge, Inc. Calls
          200  @ $45.00 due December 2016.......................................  $         (13,200)
          400  @  45.00 due January 2017........................................            (38,000)
                                                                                  -----------------
                                                                                            (51,200)
                                                                                  -----------------
               Enterprise Products Partners, L.P. Calls
        4,000  @  28.00 due November 2016.......................................            (40,000)
        5,300  @  28.00 due December 2016.......................................            (53,000)
        1,500  @  30.00 due January 2017........................................             (7,500)
          400  @  29.00 due March 2017..........................................            (10,000)
                                                                                  -----------------
                                                                                           (110,500)
                                                                                  -----------------
               Eversource Energy Calls
          300  @  60.00 due January 2017........................................            (11,250)
          300  @  60.00 due April 2017..........................................            (26,250)
                                                                                  -----------------
                                                                                            (37,500)
                                                                                  -----------------
               Exelon Corp. Calls
        1,600  @  34.00 due December 2016.......................................           (144,000)
          100  @  35.00 due January 2017........................................             (8,100)
          700  @  37.00 due January 2017........................................            (21,000)
                                                                                  -----------------
                                                                                           (173,100)
                                                                                  -----------------
               Kinder Morgan, Inc. Calls
          500  @  24.00 due November 2016.......................................             (1,000)
        1,500  @  23.00 due December 2016.......................................            (24,000)
                                                                                  -----------------
                                                                                            (25,000)
                                                                                  -----------------
               Magellan Midstream Partners, L.P. Calls
        3,000  @  72.50 due November 2016.......................................            (60,000)
          200  @  75.00 due January 2017........................................             (4,000)
                                                                                  -----------------
                                                                                            (64,000)
                                                                                  -----------------
               ONEOK, Inc. Calls
          100  @  50.00 due November 2016.......................................             (9,500)
          300  @  52.50 due December 2016.......................................            (23,250)
                                                                                  -----------------
                                                                                            (32,750)
                                                                                  -----------------
               Plains All American Pipeline, L.P. Calls
        1,000  @  30.00 due November 2016.......................................           (130,000)
        1,300  @  31.00 due November 2016.......................................            (97,500)
        1,700  @  32.00 due November 2016.......................................            (76,500)
        2,500  @  33.00 due December 2016.......................................           (140,000)
          200  @  35.00 due February 2017.......................................            (12,500)
                                                                                  -----------------
                                                                                           (456,500)
                                                                                  -----------------
               Public Service Enterprise Group, Inc. Call
          800  @  50.00 due December 2016.......................................             (4,000)
                                                                                  -----------------
               Sempra Energy Call
          200  @ 110.00 due January 2017........................................            (46,000)
                                                                                  -----------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN (Continued)

               Spectra Energy Corp. Call
          800  @ $38.00 due December 2016.......................................  $        (328,000)
                                                                                  -----------------
               TransCanada Corp. Calls
          130  @  45.00 due November 2016.......................................            (16,250)
        1,000  @  50.00 due January 2017........................................            (30,000)
                                                                                  -----------------
                                                                                            (46,250)
                                                                                  -----------------
               Williams (The) Cos., Inc. Calls
          100  @  31.00 due November 2016.......................................             (4,500)
        1,000  @  32.00 due November 2016.......................................            (24,000)
                                                                                  -----------------
                                                                                            (28,500)
                                                                                  -----------------
               TOTAL CALL OPTIONS WRITTEN.......................................         (1,720,800)
               (Premiums received $1,740,622)                                     -----------------

               OUTSTANDING LOAN - (33.9%).......................................       (104,500,000)
               NET OTHER ASSETS AND LIABILITIES - 3.7%..........................         11,367,800
                                                                                  -----------------
               NET ASSETS - 100.0%..............................................  $     307,919,253
                                                                                  =================

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(c) This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(d) Aggregate cost for federal income tax purposes is $365,842,967. As of October 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $49,687,298 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,758,012.

(e) This investment is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2016, investments noted as such are valued at $(283,500) or (0.1)% of net assets.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


Page 8                  See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE
                                                                                            LEVEL 2            LEVEL 3
                                                       TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                     10/31/2016           PRICES             INPUTS             INPUTS
                                                  ----------------   ----------------   ----------------   ----------------
Master Limited Partnerships*....................  $    284,829,054   $    284,829,054   $             --   $             --
Common Stocks*..................................       114,819,047        114,819,047                 --                 --
Real Estate Investment Trusts...................         3,124,152          3,124,152                 --                 --
                                                  ----------------   ----------------   ----------------   ----------------
Total Investments...............................  $    402,772,253   $    402,772,253   $             --   $             --
                                                  ================   ================   ================   ================

                                                     LIABILITIES TABLE
                                                                                            LEVEL 2            LEVEL 3
                                                       TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                      VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                     10/31/2016           PRICES             INPUTS             INPUTS
                                                  ----------------   ----------------   ----------------   ----------------
Call Options Written............................    $   (1,720,800)  $     (1,047,300)  $       (673,500)  $             --
                                                  ================   ================   ================   ================


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2016, the Fund transferred a common stock valued at $67,957 from Level 2 to Level 1 of the fair value hierarchy. The common stock that transferred from Level 2 to Level 1 did so as a result of being valued based on quoted prices. Previously, this common stock was fair valued because a price was not available from a third-party pricing service.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2016

ASSETS:
Investments, at value
     (Cost $396,799,511)...........................................................................     $  402,772,253
Cash...............................................................................................         10,779,996
Foreign currency (Cost $203,989)...................................................................            203,054
Receivables:
     Income taxes..................................................................................          1,632,454
     Dividends.....................................................................................          2,785,145
     Investment securities sold....................................................................             10,200
     Interest......................................................................................                274
Prepaid expenses...................................................................................            123,129
                                                                                                        --------------
     Total Assets..................................................................................        418,306,505
                                                                                                        --------------
LIABILITIES:
Outstanding loan...................................................................................        104,500,000
Options written, at value (Premiums received $1,740,622)...........................................          1,720,800
Payables:
     Investment securities purchased...............................................................          3,205,419
     Investment advisory fees......................................................................            355,186
     Interest and fees on loan.....................................................................            298,139
     Offering costs................................................................................            126,490
     Audit and tax fees............................................................................             99,000
     Printing fees.................................................................................             31,157
     Custodian fees................................................................................             24,427
     Administrative fees...........................................................................             18,312
     Transfer agent fees...........................................................................              4,185
     Legal fees....................................................................................              1,902
     Trustees' fees and expenses...................................................................              1,412
     Financial reporting fees......................................................................                773
Other liabilities..................................................................................                 50
                                                                                                        --------------
     Total Liabilities.............................................................................        110,387,252
                                                                                                        --------------
NET ASSETS.........................................................................................     $  307,919,253
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  387,808,836
Par value..........................................................................................            238,357
Accumulated net investment income (loss), net of income taxes......................................         15,967,756
Accumulated net realized gain (loss) on investments, written options and foreign
  currency transactions, net of income taxes.......................................................        (81,255,278)
Net unrealized appreciation (depreciation) on investments, written options and
  foreign currency translation, net of income taxes................................................        (14,840,418)
                                                                                                        --------------
NET ASSETS.........................................................................................     $  307,919,253
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        12.92
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         23,835,755
                                                                                                        ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2016

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $318,764).............................................     $    5,161,961
Interest...........................................................................................              1,981
                                                                                                        --------------
     Total investment income.......................................................................          5,163,942
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          3,907,408
Interest and fees on loan..........................................................................          3,217,642
Administrative fees................................................................................            192,187
Audit and tax fees.................................................................................            103,151
Printing fees......................................................................................             93,257
Custodian fees.....................................................................................             47,955
Transfer agent fees................................................................................             26,596
Trustees' fees and expenses........................................................................             18,083
Shelf offering costs...............................................................................             11,783
Financial reporting fees...........................................................................              9,250
Legal fees.........................................................................................              8,609
Other..............................................................................................             67,132
                                                                                                        --------------
     Total expenses................................................................................          7,703,053
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES..........................................................         (2,539,111)
                                                                                                        --------------
     Current state income tax benefit (expense)..................................           (16,800)
     Current federal income tax benefit (expense)................................           819,356
     Deferred federal income tax benefit (expense)...............................        23,585,244
     Deferred state income tax benefit (expense).................................          (251,618)
                                                                                     --------------
     Total income tax benefit (expense)............................................................         24,136,182
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................         21,597,071
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
     Investments...................................................................................        (99,159,307)
     Written options...............................................................................          4,530,304
     Foreign currency transactions.................................................................            (17,464)
                                                                                                        --------------
Net realized gain (loss) before taxes..............................................................       (94,646,467)
                                                                                                        --------------
     Deferred federal income tax benefit (expense)...............................         6,413,657
     Deferred state income tax benefit (expense).................................         1,397,741
                                                                                     --------------
     Total income tax benefit (expense)............................................................          7,811,398
                                                                                                        --------------
Net realized gain (loss)...........................................................................        (86,835,069)
                                                                                                        --------------
Net increase from payment by the sub-advisor before taxes..........................................              5,716
     Deferred federal income tax benefit (expense)...............................              (386)
     Deferred state income tax benefit (expense).................................               (85)
                                                                                     --------------
     Total income tax benefit (expense)............................................................               (471)
                                                                                                        --------------
Net increase from payment by the sub-advisor.......................................................              5,245
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) before taxes on:

     Investments...................................................................................         86,494,346
     Written options...............................................................................           (784,675)
     Foreign currency translation..................................................................                373
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) before taxes..................................         85,710,044
                                                                                                        --------------
     Deferred federal income tax benefits (expense)..............................       (29,998,515)
     Deferred state income tax benefits (expense)................................        (1,146,038)
                                                                                     --------------
     Total income tax benefit (expense)............................................................        (31,144,553)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on investments, written
  options and foreign currency translation.........................................................         54,565,491
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................        (32,264,333)
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $  (10,667,262)
                                                                                                        ==============


                        See Notes to Financial Statements                Page 11

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR               YEAR
                                                                                         ENDED              ENDED
                                                                                       10/31/2016         10/31/2015
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss).....................................................    $   21,597,071     $   (5,223,362)
Net realized gain (loss).........................................................       (86,835,069)         6,092,286
Net increase from payment by the sub-advisor.....................................             5,245                 --
Net change in unrealized appreciation (depreciation).............................        54,565,491       (109,103,288)
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations..................       (10,667,262)      (108,234,364)
                                                                                     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital................................................................       (29,965,101)       (28,981,388)
                                                                                     --------------     --------------
Total distributions to shareholders..............................................       (29,965,101)       (28,981,388)
                                                                                     --------------     --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings.................            51,760                 --
Proceeds from Common Shares reinvested...........................................           949,741                 --
Offering costs...................................................................                --             31,345
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from capital transactions........         1,001,501             31,345
                                                                                     --------------     --------------
Total increase (decrease) in net assets..........................................       (39,630,862)      (137,184,407)

NET ASSETS:
Beginning of period..............................................................       347,550,115        484,734,522
                                                                                     --------------     --------------
End of period....................................................................    $  307,919,253     $  347,550,115
                                                                                     ==============     ==============
Accumulated net investment income (loss) net of income taxes at end of period....    $  (15,967,756)    $   (5,629,315)
                                                                                     ==============     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................        23,755,236         23,755,236
Common Shares sold through at the market offerings...............................             3,820                 --
Common Shares issued as reinvestment under the Dividend Reinvestment Plan........            76,699                 --
                                                                                     --------------     --------------
Common Shares at end of period...................................................        23,835,755         23,755,236
                                                                                     ==============     ==============


Page 12                 See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $  (10,667,262)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................      (257,402,060)
     Sales, maturities and paydowns of investments...............................       290,964,735
     Proceeds from written options...............................................         8,790,374
     Amount paid to close written options........................................        (1,225,875)
     Return of capital received from investment in MLPs..........................        19,153,926
     Net realized gain/loss on investments and written options...................        94,629,003
     Net change in unrealized appreciation/depreciation on investments and
        written options..........................................................       (85,709,671)
     Net increase from payment by sub-advisor....................................            (5,716)
CHANGES IN ASSETS AND LIABILITIES:
     Increase in income taxes receivable.........................................          (280,538)
     Increase in interest receivable.............................................              (233)
     Decrease in dividend reclaim receivable.....................................             2,248
     Decrease in dividends receivable............................................         1,520,780
     Increase in prepaid expenses................................................          (113,025)
     Increase in interest and fees on loan payable...............................           267,895
     Decrease in investment advisory fees payable................................           (51,184)
     Decrease in legal fees payable..............................................              (371)
     Increase in printing fees payable...........................................             5,227
     Decrease in administrative fees payable.....................................           (89,701)
     Increase in custodian fees payable..........................................             8,915
     Increase in transfer agent fees payable.....................................             1,707
     Decrease in Trustees' fees and expenses payable.............................              (271)
     Increase in financial reporting fees payable................................                 2
     Decrease in other liabilities payable.......................................              (478)
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES............................................                       $   59,798,427
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds of Common Shares sold..............................................            51,760
     Proceeds of Common Shares reinvested........................................           949,741
     Distributions to Common Shareholders from return of capital.................       (29,965,101)
     Proceeds from borrowing.....................................................        21,000,000
     Repayment of borrowing......................................................       (44,500,000)
     Offering costs..............................................................           126,490
                                                                                     --------------
CASH USED IN FINANCING ACTIVITIES................................................                          (52,337,110)
                                                                                                        --------------
Increase in cash and foreign currency (a)........................................                            7,461,317
Cash and foreign currency at beginning of period.................................                            3,521,733
                                                                                                        --------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD.......................................                        $  10,983,050
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                        $   2,949,747
                                                                                                        ==============
Cash paid during the period for taxes............................................                       $           --
                                                                                                        ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $373.


                        See Notes to Financial Statements                Page 13

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         FOR THE PERIOD
                                                           YEAR ENDED OCTOBER 31,        3/26/2014 (a)
                                                       -------------------------------      THROUGH
                                                            2016             2015          10/31/2014
                                                       --------------   --------------   --------------
Net asset value, beginning of period..................   $    14.63       $    20.41       $    19.10 (b)
                                                         ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................         0.91            (0.22)           (0.02)
Net realized and unrealized gain (loss)...............        (1.36)           (4.34)            1.91
                                                         ----------       ----------       ----------
Total from investment operations......................        (0.45)           (4.56)            1.89
                                                         ----------       ----------       ----------
Capital reduction from issuance of Common
   Shares related to over-allotment...................           --               --            (0.04)
                                                         ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain.....................................           --               --            (0.21)
Return of capital.....................................        (1.26)           (1.22)           (0.29)
                                                         ----------       ----------       ----------
Total distributions to Common Shareholders............        (1.26)           (1.22)           (0.50)
                                                         ----------       ----------       ----------
Common Shares offering costs charged to
   paid-in capital....................................           --             0.00 (c)        (0.04)
                                                         ----------       ----------       ----------
Premiums from shares sold in at the market offering...         0.00 (c)           --               --
                                                         ----------       ----------       ----------
Net asset value, end of period........................   $    12.92       $    14.63       $    20.41
                                                         ==========       ==========       ==========
Market value, end of period...........................   $    12.81       $    13.86       $    17.93
                                                         ==========       ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d).............        (1.54)% (e)     (22.78)%           9.72%
                                                         ==========       ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (d)................         3.04%          (16.75)%          (7.95)%
                                                         ==========       ==========       ==========

Net assets, end of period (in 000's)..................   $  307,919       $  347,550       $  484,735
Portfolio turnover rate.........................                 68%              45%              23%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes (f).......         2.38%           (2.93)%          10.37% (g)
Excluding current and deferred income taxes...........         2.65%            2.24%            1.94% (g)
Excluding current and deferred income taxes
   and interest expense...............................         1.54%            1.50%            1.46% (g)

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio
   before tax expenses................................        (0.87)%           0.15%           (0.29)% (g)
Net investment income (loss) ratio
   including tax expenses (f).........................        (0.60)%           5.32%           (8.72)% (g)

INDEBTEDNESS:
Total loan outstanding (in 000's).....................   $  104,500       $  128,000       $  159,000
Asset coverage per $1,000 of indebtedness (h).........   $    3,947       $    3,715       $    4,049

-----------------------------

(a) Initial seed date was February 7, 2014. The Fund commenced operations on March 26, 2014.

(b) Beginning net asset value is net of sales load of $0.90 per share from the initial offering.

(c)   Amount is less than $0.01.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(e) The Fund received a payment from the sub-advisor in the amount of $5,716 in connection with a trade error. The payment from the sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(f) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(g)   Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2016

                                1. ORGANIZATION

First Trust New Opportunities MLP & Energy Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on October 15, 2013 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPL on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with a vehicle to invest in a portfolio of cash generating securities, with a focus on investing in master limited partnerships ("MLPs") and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues. These investments in which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") intends to invest are represented by assets comprised of interstate pipelines, intrastate pipelines with long-term contracts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in the over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2016

the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or third-party pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2016, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock and MLPs held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock and MLPs the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2016

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to make monthly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes, on Fund taxable income. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $29,965,101 paid during the year ended October 31, 2016 are anticipated to be characterized as return of capital. However, the ultimate determination of the character of the distributions will be made after the 2016 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2016


E. INCOME TAXES

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended October 31, 2016, distributions of $19,155,358 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:

Current federal income tax benefit (expense)..........   $    819,356
Current state income tax benefit (expense)............        (16,800)
Current foreign income tax benefit (expense)..........             --
Deferred federal income tax benefit (expense).........             --
Deferred state income tax benefit (expense)...........             --
                                                         ------------
Total income tax benefit (expense)....................   $    802,556
                                                         ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. At October 31, 2016, the Fund had a net operating loss carry forward for federal and state income tax purposes of $40,158,883 and $54,079,552, respectively. The Fund's 2016 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state and federal net operating losses. Components of the Fund's deferred tax assets and liabilities as of October 31, 2016 are as follows:

Deferred tax assets:
Federal net operating loss............................   $ 14,055,609
State net operating loss..............................      3,905,670
State income taxes....................................             --
Capital loss carryforward.............................     27,686,069
Other.................................................        125,991
                                                         ------------
Total deferred tax assets.............................     45,773,339
Less: federal valuation allowance.....................    (28,887,737)
Less: state valuation allowance.......................     (3,357,990)
                                                         ------------
Net deferred tax assets...............................   $ 13,527,612
                                                         ============

Deferred tax liabilities:
Unrealized gains on investment securities.............   $(13,527,612)
                                                         ------------
Total deferred tax liabilities........................    (13,527,612)
                                                         ------------
Total net deferred tax liabilities....................   $         --
                                                         ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2016

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..............   $ (4,014,436)
State income taxes, net...............................       (624,416)
Change in valuation allowance.........................      4,422,995
Other.................................................       (586,699)
                                                         ------------
Total.................................................   $   (802,556)
                                                         ============

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had a capital loss carryforward of $79,103,054 that will expire according to the following schedule:

  Fiscal Year     Amount Generated   Amount Utilized   Amount Expired    Remaining       Expiration
---------------   ----------------   ---------------   --------------   ------------   --------------
     2015           $  2,292,972        $      --        $      --      $  2,292,972     10/31/2020
     2016             76,810,082               --               --        76,810,082     10/31/2021
                    ------------        ---------        ---------      ------------
                    $ 79,103,054        $      --        $      --      $ 79,103,054
                    ============        =========        =========      ============


The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015 and 2016 remain open to federal and state audit. As of October 31, 2016, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund will pay all expenses directly related to its operations.

G. FOREIGN CURRENCY

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) before taxes on foreign currency transactions" on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

H. ORGANIZATION AND OFFERING COSTS

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and the Sub-Advisor paid all organization expenses. The Fund's Common Share offering costs of $880,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2014.

During the year ended October 31, 2015, it was determined that actual offering costs were less than the estimated offering costs by $31,345. Therefore, paid-in capital was increased by that amount in the current fiscal year, as reflected in the offering costs line item on the Statement of Changes in Net Assets.

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust Funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2016


3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

During the year ended October 31, 2016, the Fund received a payment from the Sub-Advisor of $5,716 in connection with a trade error.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2016, were $260,159,113 and $290,332,073, respectively.

                           5. DERIVATIVE TRANSACTIONS

Written option activity for the Fund was as follows:

                                                  NUMBER OF
WRITTEN OPTIONS                                   CONTRACTS      PREMIUMS
---------------------------------------------------------------------------
Options outstanding at October 31, 2015.......       40,150     $ 2,143,525
Options Written...............................      173,032       8,790,374
Options Expired...............................     (105,845)     (5,219,181)
Options Exercised.............................      (60,824)     (3,437,098)
Options Closed................................       (8,683)       (536,998)
                                                  ---------     -----------
Options outstanding at October 31, 2016.......       37,830     $ 1,740,622
                                                  =========     ===========

The following table presents the types of derivatives held by the Fund at October 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                         ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                ------------------------------------      --------------------------------------
  DERIVATIVE         RISK       STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
  INSTRUMENT       EXPOSURE      LIABILITIES LOCATION        VALUE          LIABILITIES LOCATION        VALUE
---------------   -----------   -----------------------   ----------      -------------------------   ----------
Written Options   Equity Risk             --                  --          Options written, at value   $1,720,800

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2016

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------------
EQUITY RISK
Net realized gain (loss) before taxes on written options....    $   4,530,304
Net change in unrealized appreciation (depreciation) before
   taxes on written options.................................         (784,675)

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund has a committed facility agreement (the "Agreement") with BNP Paribas Prime Brokerage Inc. ("BNP"). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Agreement except upon 180 calendar days prior notice. The maximum commitment amount is $180,000,000. The borrowing rate under the Agreement on the floating rate financing amount is equal to 1-month LIBOR plus 70 basis points. $39,000,000 of the commitment has a fixed-rate financing of 3.31% for a ten-year period. An additional $39,750,000 has a fixed-rate financing of 3.06% for a ten-year period. In addition, under the Agreement, the Fund pays a commitment fee of 0.55% annually on the undrawn amount of the facility; provided, however, that such commitment fee is waived on any day in which the amount drawn on the facility is 80% or more of the total commitment.

The average amount outstanding for the year ended October 31, 2016 was $100,349,727, with a weighted average interest rate of 2.74%. As of October 31, 2016, the Fund had outstanding borrowings of $104,500,000 under the Committed Facility Agreement. On the floating rate financing amount, the high and low annual interest rates for the year ended October 31, 2016 were 1.25% and 0.89%, respectively. The weighted average interest rate at October 31, 2016 was 2.70%.

                           7. COMMON SHARE OFFERINGS

On September 29, 2016, the Fund, Advisor and Sub-Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 5,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund has used the net proceeds from the sale of the Common Shares in accordance with its investment objective and policies. Transactions for the year ended October 31, 2016 related to offerings under such sales agreement are as follows:


    COMMON       NET PROCEEDS    NET ASSET VALUE     NET PROCEEDS RECEIVED IN
 SHARES SOLD       RECEIVED      OF SHARES SOLD     EXCESS OF NET ASSET VALUE
--------------------------------------------------------------------------------
    3,820          $51,760           $50,330                   $1,430

Additionally, estimated offering costs of $126,490 related to this offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis over a one year period or until the Fund sells 5,000,000 Common Shares related to this offering.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         9. INDUSTRY CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event: On November 21, 2016, the Fund declared a distribution of $0.105 per share to Common Shareholders of record on December 5, 2016, payable December 12, 2016.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND:

We have audited the accompanying statement of assets and liabilities of First Trust New Opportunities MLP & Energy Fund (the "Fund"), including the portfolio of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust New Opportunities MLP & Energy Fund as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2016

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ADDITIONAL INFORMATION
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             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

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                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust New Opportunities MLP & Energy Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 21,721,418, the number of votes against was 260,897 and the number of broker non-votes was 1,772,921. The number of votes cast in favor of Mr. Nielson was 21,744,989, the number of votes against was 237,326 and the number of broker non-votes was 1,772,921. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of April 26, 2016, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

   CLARIFICATION TO INVESTMENT STRATEGY RELATING TO CANADIAN INCOME EQUITIES

On March 7, 2016, the Board of Trustees for the Fund (the "Board") approved a clarification to the Fund's investment strategy relating to the Fund's investment in Canadian Income Equities. The Fund's investment strategy outlined in the Fund's prospectus provides as follows:

      The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between 10% to 20% of its Managed Assets.

The extent to which the Fund invests in Canadian Income Equities has evolved over time. Accordingly, the Board approved the following clarification to the Fund's investment strategy:

      The Fund expects that its investments in Canadian Income Equities will be, under normal market conditions, up to 20% of its Managed Assets.

Subsequently, on July 19, 2016, the Board approved an investment strategy change to eliminate the 20% Canadian Income Equity prospectus limitations.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

DERIVATIVES RISK: The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards and combinations thereof and related derivatives. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The Fund's ability to successfully use hedging and interest rate derivative transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than

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ADDITIONAL INFORMATION (CONTINUED)
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             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)

current market values, may limit The amount of appreciation the fund can realize on an investment, or may cause the fund to hold a security that it might otherwise sell. Additionally, amounts paid by the fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the fund for investment purposes. As the writer of a covered call option, the fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

INDUSTRY CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

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ADDITIONAL INFORMATION (CONTINUED)
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             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust New Opportunities MLP & Energy Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor") for a one-year period ending June 30, 2017 at a meeting held on June 13, 2016. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 22, 2016 and June 13, 2016, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fees for the Fund as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 22, 2016, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 13, 2016 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. In addition, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 22, 2016 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the Sub-Advisor's portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) only half of the peer funds employ an advisor/sub-advisor

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ADDITIONAL INFORMATION (CONTINUED)
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             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)

management structure, and only three of those peer funds employ an unaffiliated sub-advisor; and (iv) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average net assets, was below the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2015 to the performance of the MPI Peer Group and to two benchmark indexes. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the MPI Peer Group average for the one-year period ended December 31, 2015. The Board also noted that the Fund underperformed both of the benchmark indexes for the one-year period ended December 31, 2015. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund's returns. The Board also received information on the Fund's annual distribution rate as of December 31, 2015 and the Fund's average trading discount during 2015 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2015 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis, and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor has made recent investments in infrastructure and personnel. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered information provided by the Sub-Advisor as to the profitability of the Sub Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from FTCP's ownership interest in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
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             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)


The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            TERM OF OFFICE                                                   FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND           AND LENGTH OF               PRINCIPAL OCCUPATIONS                OVERSEEN BY       DURING PAST
   POSITION WITH THE FUND          SERVICE (2)                 DURING PAST 5 YEARS                   TRUSTEE           5 YEARS
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                                                        INDEPENDENT TRUSTEES
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Richard E. Erickson, Trustee    o Three-Year Term   Physician; President, Wheaton Orthopedics;         137        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 East Liberty Drive,         o Since Fund        Limited Partnership; Member, Sportsmed
  Suite 400                       Inception         LLC (April 2007 to November 2015)
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Three-Year Term   President, ADM Investor Services, Inc.             137        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                 Investor Services,
120 East Liberty Drive,         o Since Fund                                                                      Inc., ADM
  Suite 400                       Inception                                                                       Investor Services
Wheaton, IL 60187                                                                                                 International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee        o Three-Year Term   President, Hibs Enterprises (Financial             137        Director of
c/o First Trust Advisors L.P.                       and Management Consulting)                                    Trust Company
120 East Liberty Drive,         o Since Fund                                                                      of Illinois
  Suite 400                       Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Three-Year Term   Managing Director and Chief Operating              137        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                     Covenant
120 East Liberty Drive,         o Since Fund        Harapan Educational Foundation                                Transport, Inc.
  Suite 400                       Inception         (Educational Products and Services);                          (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                         May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014), Dew
                                                    Learning LLC (Educational Products and
                                                    Services); President (June 2002 to June
                                                    2012), Covenant College

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                                                         INTERESTED TRUSTEE
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James A. Bowen(1), Trustee      o Three-Year Term   Chief Executive Officer, First Trust               137        None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 East Liberty Drive,         o Since Fund        L.P.; Chairman of the Board of Directors,
  Suite 400                       Inception         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2019 annual meeting of shareholders.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
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             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)


    NAME, ADDRESS          POSITION AND OFFICES       TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND             LENGTH OF SERVICE                        DURING PAST 5 YEARS
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                                                            OFFICERS(3)
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James M. Dykas           President and Chief         o Indefinite Term       Managing Director and Chief
120 E. Liberty Drive,    Executive Officer                                   Financial Officer (January 2016 to
   Suite 400                                         o Since January 2016    Present), Controller (January 2011 to
Wheaton, IL 60187                                                            January 2016), Senior Vice President
D.O.B.: 01/66                                                                (April 2007 to January 2016), First Trust
                                                                             Advisors L.P. and First Trust
                                                                             Portfolios L.P.; Chief Financial Officer,
                                                                             BondWave LLC (Software Development
                                                                             Company) (January 2016 to Present) and
                                                                             Stonebridge Advisors LLC (Investment
                                                                             Advisor) (January 2016 to Present)

Donald P. Swade          Treasurer, Chief            o Indefinite Term       Senior Vice President (July 2016 to
120 E. Liberty Drive,    Financial Officer and                               Present), Vice President (April 2012 to July
  Suite 400              Chief Accounting Officer    o Since January 2016     2016), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                            Portfolios L.P., Vice President (September 2006
D.O.B.: 08/72                                                                to April 2012), Guggenheim Funds Investment
                                                                             Advisors, LLC/Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief         o Indefinite Term       General Counsel, First Trust Advisors L.P., and
120 E. Liberty Drive,    Legal Officer                                       First Trust Portfolios L.P., Secretary and
   Suite 400                                         o Since Fund            General Counsel, BondWave LLC and
Wheaton, IL 60187                                      Inception             Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist      Vice President              o Indefinite Term       Managing Director (July 2012 to Present),
120 E. Liberty Drive,                                                        Senior Vice President (September 2005 to
   Suite 400                                         o Since Fund            July 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                      Inception             First Trust Portfolios L.P.
D.O.B.: 02/70


Kristi A. Maher          Chief Compliance Officer    o Indefinite Term       Deputy General Counsel,
120 E. Liberty Drive,    and Assistant Secretary                             First Trust Advisors L.P. and
   Suite 400                                         o Since Fund            First Trust Portfolios L.P.
Wheaton, IL 60187                                      Inception
D.O.B.: 12/66

-----------------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2016 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud) ..

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year was $88,500 for the fiscal year ended October 31, 2016 and $57,000 for the fiscal year ended October 31, 2015.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
      (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

(c) Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $42,000 for the fiscal year ended October 31, 2016 and $42,000 for the fiscal year ended October 31, 2015.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

(d) All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

      All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2016 were $$42,000 for the Registrant and $13,000 for the Registrant's investment advisor and for the fiscal year ended October 31, 2015 were $42,000 for the Registrant and $12,500 for the Registrant's investment adviser.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

      o     ensuring that proxies are voted in the best interest of clients;

      o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

      o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

      o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


             ENGAGEMENT OF INSTITUTIONAL SHAREHOLDER SERVICES INC.

With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged Institutional Shareholder Services Inc. ("ISS"), as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

                     CONFLICTS OF INTEREST IN PROXY VOTING

There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISSs's own pre-existing proxy voting guidelines.

                      DISCLOSURE ON HOW PROXIES WERE VOTED

EIP discloses to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP also discloses in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

                                PROXY MATERIALS

EIP personnel instructs custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

                                  LIMITATIONS

In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

* Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

* Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

* Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

                              OVERSIGHT OF POLICY

The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

                            RECORDKEEPING ON PROXIES

In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

      o     a copy of EIP's proxy voting policies and procedures;

      o a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC's EDGAR system to satisfy this requirement);

      o a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

      o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

      o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

      o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 5, 2016.

Energy Income Partners, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, Yield-Co's, and energy infrastructure real estate investment trusts ("REITs"). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. As of October 31, 2105, EIP manages or supervises approximately $4.9 billion of assets. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust MLP and Energy Income Fund ("FEI" or the "Fund"), an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

James J. Murchie, Portfolio Manager James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

John K. Tysseland

John Tysseland is a Senior Research Analyst. From 2005 to 2014, he worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm's initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. He graduated from The University of Texas at Austin in 1996 with a BA in economics.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2016.

                                                                                                  # of Accounts     Total Assets
                                                                                                Managed for which     for which
                                                                       Total                     Advisory Fee is    Advisory Fee
Name of Portfolio Manager or                                       # of Accounts                    Based on        is Based on
         Team Member                   Type of Accounts*             Managed**    Total Assets     Performance       Performance
-----------------------------  ----------------------------------  -------------  ------------  ------------------  ------------
1.  James Murchie              Registered Investment Companies:            7        $ 3,446.0           0             $      0
                               Other Pooled Investment Vehicles:           1        $   188.4           1             $  188.4
                               Other Accounts:                           653        $ 1,298.6           1             $    2.2

2.  Eva Pao                    Registered Investment Companies:            7        $  3446.0           0             $      0
                               Other Pooled Investment Vehicles:           1        $   188.4           1             $  188.4
                               Other Accounts:                           653        $ 1,298.6           1             $    2.2

3.  John Tysseland             Registered Investment Companies:            7        $ 3,446.0           0             $      0
                               Other Pooled Investment Vehicles:           1        $   188.4           1             $  188.4


      * Examples for Types of Accounts:


      Other Registered Investment Companies: Any investment vehicle which is registered with the SEC, such as mutual funds of registered hedge funds.

      Other Pooled Investment Vehicles: Any unregistered account for which investor assets are pooled together, such as an unregistered hedge fund.

      Other Accounts: Any accounts managed not covered by the other two categories, such as privately managed accounts.

      ** Core Component FPL:           $ 0
         Senior Loan Component FPL:    $ 0

PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

      Besides the Fund, Energy Income Partners, LLC ("EIP") portfolio managers serves as portfolio managers to separately managed accounts, one of which has a performance fee, and provides its model portfolio to unified managed accounts and serve as portfolio managers to three closed-end management investment companies other than the Fund, an actively managed exchange-traded fund (ETF), a sleeve of an ETF and a sleeve of a series of a variable insurance trust.

      The portfolio managers also serve as portfolio managers to one private investment fund (the "Private Fund"), which charges a performance fee and an open end registered mutual fund.

      EIP has written policies and procedures regarding order aggregation and allocation that seek to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when EIP believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

      An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when an allocation would result in a de minimis allocation to one or more clients.

      Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees ("EIP Funds") have a financial interest, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2016.

      The Fund's portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relation to their ownership of EIP. The profits of EIP are influenced by the assets under management and the performance of the Funds (i.e. all Funds managed or sub-advised by EIP) as described above. Therefore, their success is based on the growth and success for all the funds, not just the funds that charge an incentive fee. The Fund's portfolio managers understand that you cannot have asset growth without the trust and confidence of investors, therefore, they do not engage in taking undue risk to generate performance.

      The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through a competitive compensation package.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2016.

                             Dollar Range of Fund Shares
      Name                       Beneficially Owned

      James J. Murchie             $10,001-$50,000
      John Tysseland               $10,001-$50,000

(B) Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust New Opportunities MLP & Energy Fund
                -----------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2016
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2016
     -------------------

* Print the name and title of each signing officer under his or her signature.